Fourth Quarter FY 2017 Conference Call Daniel J. Crowley President, Chief Executive Officer James F. McCabe Jr. Senior Vice President, Chief Financial Officer May 24, 2017

TRIUMPH GROUP, INC. Q4’17 UPDATE // 2 FORWARD LOOKING STATEMENTS Parts of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause Triumph’s actual results, performance, or achievements to be materially different from any expected future results, performance, or achievements. For more information, see the risk factors described in Triumph’s current Form 10-K and other SEC filings.

TRIUMPH GROUP, INC. Q4’17 UPDATE // 3 INTRODUCTION Exceeded EPS and Cash guidance Improved customer contracts Strengthened OEM relationships through improved execution and operational performance Exceeded FY17 savings goals Net sales $920M Operating income* $151M Net income* $139M EPS $(2.57) Adjusted EPS $3.09 Free cash flow $498M *Excluding $266M non-cash impairment of Aerospace Structures goodwill FY17 Q4 Operational & Financial Summary Highlights Strong Q4, in spite of non-cash impairment    

TRANSFORMATION PROGRESS


FY 17 In-Year CRI Savings ($ Millions)
80
60
40
20
0
Exceeded FY17 savings target
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Realized
Target

Progress Against Plan

- Two facility consolidations completed
  - Three more to be completed in FY18
- ~1,000 person reduction in force completed in FY17. Continuing to actively balance capacity with demand in FY18
- Cash conversion focus improved free cash flow from use of ($37M) in Q3 to generation of $498M in Q4
- Supply Chain Initiatives benefiting new bids
- Divested Triumph Air Repair and APU
- Lean deployment accelerating
- FY18 savings targets established ~$70M

Transformation on track towards $300M, three-year target

TRIUMPH GROUP, INC. Q4'17 UPDATE // 4

TRIUMPH GROUP, INC. Q4’17 UPDATE // 5 BUSINESS UNIT HIGHLIGHTS Integrated Systems Product Support • 28% of TGI revenue – generated 46% of OI * • 19% operating margin in FY 17 • Broad platform participation • Well positioned on ramping aircraft programs • Engaged on new start programs • Targeting “own” aftermarket • Winning dual-source opportunities/takeaways • Player in aircraft “electrification” • TGI investment priority Integrated Systems and Product Support Driving Shareholder Value * YTD figures, OI excludes corporate costs and goodwill impairment • 9% of TGI revenue – generated 13% of OI * • 16% operating margin in FY 17 • 6% revenue CAGR over the last three years • Strong customer relationships • Winning new MRO work • Expanding customer base • Partnering with OEMs on sustainment LTAs • Partnering with leading distribution companies • Supporting out of production and new fleets

TRIUMPH GROUP, INC. Q4’17 UPDATE // 6 BUSINESS UNIT HIGHLIGHTS Restructuring and Driving Operational Excellence Precision Components Aerospace Structures • 35% of TGI revenue – generated 36% of OI * • 12% operating margin in FY 17 (13% excluding NR) • Impacted by restructuring • Boeing 767 Landing Gear “Returned to Green” • Bidding consolidation savings into new bids • BU leading new business win rate • Dual-sourced on F-35 components • 27% of TGI revenue – generated 4% of OI * • 4% operating margin in FY 17, excluding NR • E2 and Global 7000 transitioning to production • Supplier relationships secured • Boeing 747 and Boeing 767 continuing OTD • Exceeded site reduction cost targets • Redefining strategic footprint • Selectively targeting new growth opportunities based on core competencies * YTD figures, OI excludes corporate costs and goodwill impairment

TRIUMPH GROUP, INC. Q4’17 UPDATE // 7 DRIVING ORGANIC GROWTH * Excludes contract continuations/extensions awarded in G650, Hale, C-17 and others • Strong pipeline with large percent in final customer review • Increasing win rate ◦ Q4 wins ~ 30% higher than Q3 • Rigorous reviews and newly implemented counter-measure actions expected to further increase capture rate Highlights COMPETITIVE WINS

TRIUMPH GROUP, INC. Q4’17 UPDATE // 8 ($ in thousands) FY2017 Q4 FY2016 Q4 Variance % Net Sales $ 919,914 $ 1,057,794 (13)% Operating Loss (115,489) (1,182,769) 90 % Operating Margin (13)% (112)% Adjusted Operating Income 165,307 122,468 Adjusted Operating Margin 18% 12 % Adjusted EBITDA 160,702 (530,457) 130 % Adjusted EBITDA Margin 18% (52)% CONSOLIDATED RESULTS - Quarterly Comparison • Net sales decrease due to: ◦ Rate reductions on 747-8, C-17, G450/550 ◦ Partially offset by increased production on 767/Tanker and stronger organic sales in Product Support • Adjusted operating income excludes: ◦ $266.3M impairment of Aerospace Structures goodwill ◦ $14.5M restructuring costs

INTEGRATED SYSTEMS

($ in thousands)	FY2017 Q4	FY2016 Q4	Variance
Net Sales	$ 282,002	$ 302,802	(7)%
Operating Income	55,915	66,671	(16)%
Operating Margin	20%	22%	
Adjusted EBITDA	56,360	58,078	(3)%
Adjusted EBITDA Margin	21%	20%	



Integrated Systems will provide the Airframe Mounted Accessory Drive (AMAD) for Korea's new KF-X Fighter program. The AMAD will feature the latest innovations in the company's aircraft accessory gearbox product line.

- Increased EBITDA margin driven by Cost Reduction Initiatives
- Operating margin improved 80 basis points, excluding prior period favorable legal settlement
- Net sales decrease due to:
  - $5.1 million decline from unfavorable currency change in GBP
  - $4.7 million decline from Q2 divestiture
  - Fewer deliveries on various programs, including A380 (rate reduction), V-22, and military aftermarket and spares
- Selected by Korea Aerospace Industries for KF-X Airframe Mounted Accessory Drive
- Book to bill of 1.24 : 1 in Q4

TRIUMPH GROUP, INC. Q4'17 UPDATE // 9

TRIUMPH GROUP, INC. Q4’17 UPDATE // 10 AEROSPACE STRUCTURES • Negotiated key contract settlements with Boeing, Northrup Grumman and Gulfstream • Favorable cumulative catch-up EAC adjustments of $72.7M • Net sales decrease due to production rate reductions on 747-8, G450/550 and C-17, partially offset by the increase in 767/ Tanker • $1.8M restructuring in Q4 in operating income • $266.3M impairment of goodwill ($ in thousands) FY2017 Q4 FY2016 Q4 Variance Net Sales $ 338,751 $ 423,620 (20)% Operating Loss (166,708) (1,222,182) (86)% Operating Margin (49)% (289)% Adjusted Operating Income 99,590 30,137 230 % Adjusted Operating Margin 29% 7 % Adjusted EBITDA 95,913 (581,635) (116)% Adjusted EBITDA Margin 30% (144)% Triumph continued to meet customer delivery commitments on the high altitude endurance autonomous aircraft program in Q4. As a part of final assembly activity, each wing is subjected to a rigorous static bending test to validate composite bond joint integrity prior to delivery.

TRIUMPH GROUP, INC. Q4’17 UPDATE // 11 PRECISION COMPONENTS • TTM book to bill 1.2 : 1 • Restructuring of $4.3M and related inefficiencies impacted Q4 margins • New win on Airbus A350 XWB in deal with HHACMC, plus follow-on award for M777 Howitzer body, and 787 Dreamliner composite detail • Over $600M in competitive wins in FY 17 ($ in thousands) FY2017 Q4 FY2016 Q4 Variance Net Sales $ 247,565 $ 280,357 (12)% Operating Income 11,099 1,266 777 % Operating Margin 4% — % Adjusted EBITDA 21,945 21,656 1 % Adjusted EBITDA Margin 9% 8 % Triumph Precision Components - Los Angeles facility awarded follow-on work for M777 Howitzer body.

TRIUMPH GROUP, INC. Q4’17 UPDATE // 12 PRODUCT SUPPORT • Q4 organic sales increased 12% (normalized for divestiture of APU business) due primarily to key contract wins with regional jet and commercial operators for structures, interiors and accessories • Triumph Total Life Cycle (TLC) Solutions launched • Closed on sale of APU/Engines businesses • Strong margins supported by increased organic sales and cost reduction initiatives • Facility consolidations completed and achieving benefits ahead of schedule ($ in thousands) FY2017 Q4 FY2016 Q4 Variance Net Sales $ 81,008 $ 84,745 (4)% Operating Income 12,815 (6,537) 296 % Operating Margin 16% (8)% Adjusted EBITDA 14,622 (2,880) NM Adjusted EBITDA Margin 18% (3)% Triumph Product Support to partner with L3 Vertex Aerospace for the KC-10 thrust reverser aerial refueling boom.

TRIUMPH GROUP, INC. Q4’17 UPDATE // 13 CASH FLOW Operating Activities ($ in millions) FY17 Q1 FY17 Q2 FY17 Q3 FY17 Q4 YTD 2017 Cash used in operations $ (84.0) $ (47.2) $ (41.4) $ 454.0 $ 281.3 Capital expenditures (12.7) (11.2) (9.2) (18.7) (51.8) Sale of assets 0.9 0.1 13.1 2.6 16.8 Sale of businesses — 9.0 — 60.4 69.4 Free cash flow $ (95.8) $ (49.4) $ (37.4) $ 498.3 $ 315.7 • Customer advances provided $324M • Closed on sale of APU/Engines business $60M • Development programs used $44M • Restructuring used $14M Q4 Cash Drivers Continued improvement in cash throughout FY17

TRIUMPH GROUP, INC. Q4’17 UPDATE // 14 CAPITALIZATION, LEVERAGE & LIQUIDITY ($ in millions) 3/31/2017 Cash $ (70) Revolver & Term Loan 339 Securitized Debt 186 2013 Senior Notes Due 2021 375 2014 Senior Notes Due 2022 300 Other Debt 8 Net Debt $ 1,138 Shareholders’ Equity 846 Total Book Capitalization $ 1,984 Net Debt-to-Capitalization 57 % Senior Secured Leverage Ratio 1.6x Cash and Availability $ 661 Compliant with all financial covenants • Total leverage eliminated as financial covenant • Senior secured leverage of 4.0X • Moves maturity of term loan of $309M to March 2019 from May 2021 • In compliance with bank covenants as of March 31 • Amendment provides additional flexibility through the transformation Key Elements of Bank Amendment

TRIUMPH GROUP, INC. Q4’17 UPDATE // 15 Q & A

TRIUMPH GROUP, INC. Q4’17 UPDATE // 16 APPENDIX

TRIUMPH GROUP, INC. Q4’17 UPDATE // 17 TOP PROGRAMS Integrated Systems Aerospace Structures Precision Components 1. Boeing 737 1. Gulfstream 1. Boeing 777 2. Airbus A320, A321 2. Airbus A330, A340 2. Airbus A350 3. Boeing 787 3. Boeing 747 3. Boeing 787 4. Boeing V-22 4. Boeing 767/Tanker 4. Boeing 737 5. Boeing CH-47 5. Bombardier Global 5. Boeing V-22 6. Lockheed Martin C-130 6. Boeing 777 6. Boeing 767/Tanker 7. Sikorsky UH60 7. NG Global Hawk 7. Boeing F-15 8. Airbus A380 8. Boeing V-22 8. NG Global Hawk 9. Boeing 777 9. Bell Helicopter 525 9. Bell Helicopter AH1 10. Boeing AH-64 10. Airbus A320, A321 10. Bombardier C Series Represents 58% of Integrated Systems backlog Represents 97% of Aerospace Structures backlog Represents 75% of Precision Components backlog

TRIUMPH GROUP, INC. Q4’17 UPDATE // 18 PENSION/OPEB ANALYSIS Pension/OPEB Analysis Fiscal Year 2017 Fiscal Year 2018 Pension Expense (Income) ≈ ($67) million ≈ ($60) million Cash Pension Contribution ≈ $2 million ≈ $0 OPEB Expense (Income) ≈ ($14) million ≈ ($11) million Cash OPEB Contribution ≈ $17 million ≈ $16 million

TRIUMPH GROUP, INC. Q4’17 UPDATE // 19 RESTRUCTURING ESTIMATES TO COMPLETE ($ in millions) Remaining Estimate FY 18 E FY19 + Transformation related - cash based costs $ 72 $ 52 $ 20 Transformation related - non-cash based costs 3 2 1 Total $ 75 $ 54 $ 21

TRIUMPH GROUP, INC. Q4’17 UPDATE // 20 FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures We prepare and publicly release quarterly unaudited financial statements prepared in accordance with GAAP. In accordance with Securities and Exchange Commission (the "SEC") guidance on Compliance and Disclosure Interpretations, we also disclose and discuss certain, non-GAAP financial measures in our public releases. Currently, the non- GAAP financial measures that we disclose is Adjusted EBITDA, which is our net income before interest, income taxes, amortization of acquired contract liabilities, curtailments, settlements and early retirement incentives, legal settlements, deprecation and amortization. We disclose Adjusted EBITDA on a consolidated and an operating segment basis in our earnings releases, investor conference calls and filings with the SEC. The non-GAAP financial measures that we use may not be comparable to similarly titled measures reported by other companies. Also, in the future, we may disclose different non-GAAP financial measures in order to help our investors more meaningfully evaluate and compare our future results of operations to our previously reported results of operations. We view Adjusted EBITDA as an operating performance measure and as such we believe that the GAAP financial measure most directly comparable to it is net income. In calculating Adjusted EBITDA, we exclude from net income the financial items that we believe should be separately identified to provide additional analysis of the financial components of the day-to-day operation of our business. We have outlined below the type and scope of these exclusions and the material limitations on the use of these non-GAAP financial measures as a result of these exclusions. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as a measure of liquidity, as an alternative to net income (loss), income from continuing operations, or as an indicator of any other measure of performance derived in accordance with GAAP. Investors and potential investors in our securities should not rely on Adjusted EBITDA as a substitute for any GAAP financial measure, including net income (loss) or income from continuing operations. In addition, we urge investors and potential investors in our securities to carefully review the reconciliation of Adjusted EBITDA to net income set forth below, in our earnings releases and in other filings with the SEC and to carefully review GAAP financial information included as part of our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K that are filed with the SEC, as well as our quarterly earnings releases, and compare the GAAP financial information with our Adjusted EBITDA. Adjusted EBITDA is used by management to internally measure our operating and management performance and by investors as a supplemental financial measure to evaluate the performance of our business that, when viewed with our GAAP results and the accompanying reconciliation, we believe provides additional information that is useful to gain an understanding of the factors and trends affecting our business. We have spent more than 20 years expanding our product and service capabilities partially through acquisitions of complementary businesses. Due to the expansion of our operations, which included acquisitions, our net income has included significant charges for depreciation and amortization. Adjusted EBITDA excludes these charges and provides meaningful information about the operating performance of our business, apart from charges for depreciation and amortization. We believe the disclosure of Adjusted EBITDA helps investors meaningfully evaluate and compare our performance from quarter to quarter and from year to year. We also believe Adjusted EBITDA is a measure of our ongoing operating performance because the isolation of non-cash income and expenses, such as amortization of acquired contract liabilities, depreciation and amortization, and non-operating items, such as interest and income taxes, provides additional information about our cost structure, and, overtime, helps track our operating progress. In addition, investors, securities analysts and others have regularly relied on Adjusted EBITDA to provide a financial measure by which to compare our operating performance against that of other companies in our industry. Set forth below are descriptions of the financial items that have been excluded from our net income to calculate Adjusted EBITDA and the material limitations associated with using this non-GAAP financial measure as compared to net income: • Divestitures may be useful for investors to consider because they reflect gains or losses from sale of operating units. We do not believe these earnings necessarily reflect the current and ongoing cash earnings related to our operations. • Legal settlements may be useful to investors to consider because they reflect gains or losses from disputes with third parties. We do not believe that these gains or losses necessarily reflect the current and ongoing cash earnings related to our operations. • Curtailments, settlements and early retirement incentives may be useful to investors to consider because it represents the current period impact of the change in defined benefit obligation due to the reduction in future service costs. We do not believe these charges (gains) necessarily reflect the current and ongoing cash earnings related to our operations. • Amortization of acquired contract liabilities may be useful for investors to consider because it represents the non-cash earnings on the fair value of below market contracts acquired through acquisitions. We do not believe these earnings necessarily reflect the current and ongoing cash earnings related to our operations. • Amortization expenses (including impairments) may be useful for investors to consider because it represents the estimated attrition of our acquired customer base and the diminishing value of product rights and licenses. We do not believe these charges necessarily reflect the current and ongoing cash charges related to our operating cost structure. • Deprecation may be useful for investors to consider because they generally represent the wear and tear on our property and equipment used in our operations. We do not believe these changes necessarily reflect the current and ongoing cash charges related to our operating cost structure. -More- NON-GAAP DISCLOSURE

TRIUMPH GROUP, INC. Q4’17 UPDATE // 21 (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) • The amount of interest expense and other we incur may be useful for investors to consider and may result in current cash inflows or outflows. However, we do not consider the amount of interest expense and other to be a representative component of the day-to-day operating performance of our business. • Income tax expense may be useful for investors to consider because it generally represents the taxes which may be payable for the period and the change in deferred income taxes during the period and may reduce the amount of funds otherwise available for use in our business. However, we do not consider the amount of income tax expense to be a representative component of the day-to-day operating performance of our business. Management compensates for the above-described limitations of using non-GAAP measures by using a non-GAAP measure only to supplement our GAAP results and to provide additional information that is useful to gain an understanding of the factors and trends affecting our business. The following table shows our Adjusted EBITDA reconciled to our net income for the indicated periods (in thousands): Three Months Ended March 31, Twelve Months Ended March 31, 2017 2016 2017 2016 Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA): Net Loss $ (126,825) $ (1,083,655) $ (42,952) $ (1,047,960) Add-back: Income Tax (Benefit) Expense (13,445) (117,616) 19,340 (111,187) Interest Expense and Other 24,781 18,502 80,501 68,041 Curtailment (Gain) Loss — (4,107) — (1,244) Loss on divestitures — — 19,124 — Legal Settlement (Gain) Charge, net — (6,924) — 5,476 Amortization of Acquired Contract Liabilities (31,973) (32,436) (121,004) (132,363) Depreciation and Amortization 308,164 695,779 443,244 1,052,116 Adjusted Earnings (Losses) before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") $ 160,702 $ (530,457) $ 398,253 $ (167,121) Net Sales # $ 919,914 $ 1,057,794 $ 3,532,799 $ 3,886,072 Adjusted EBITDA Margin # 18.1% (51.7)% 11.7% (4.5)% # Net Sales includes Amortization of Acquired Contract Liabilities. Since Adjusted EBITDA excludes Amortization of Acquired Contract Liabilities, we've also excluded it from Net Sales in arriving at Adjusted EBITDA margin throughout this document. NON-GAAP DISCLOSURE

TRIUMPH GROUP, INC. Q4’17 UPDATE // 22 (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Adjusted Earnings before Interest, Taxes, For the Three Months Ended March 31, 2017 Depreciation and Amortization (EBITDA): Segment Data Total Integrated Systems Aerospace Structures Precision Components Product Support Corporate/ Eliminations Net Loss $ (126,825) Add-back: Income Tax Benefit (13,445) Interest Expense and Other 24,781 Operating (Loss) Income $ (115,489) $ 55,915 $ (166,708) $ 11,099 $ 12,815 $ (28,610) Amortization of Acquired Contract Liabilities (31,973) (9,659) (21,615) (699) — — Depreciation and Amortization 308,164 10,104 284,236 11,545 1,807 472 Adjusted Earnings (Losses) before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") $ 160,702 $ 56,360 $ 95,913 $ 21,945 $ 14,622 $ (28,138) Net Sales $ 919,914 $ 282,002 $ 338,751 $ 247,565 $ 81,008 $ (29,412) Adjusted EBITDA Margin 18.1% 20.7% 30.2% 8.9% 18.1% n/a NON-GAAP DISCLOSURE

NON-GAAP DISCLOSURE

(Continued)

FINANCIAL DATA (UNAUDITED)
TRIUMPH GROUP, INC. AND SUBSIDIARIES
(dollars in thousands)

Non-GAAP Financial Measures Disclosures (continued)

Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA):	For the Twelve Months Ended March 31, 2017	Segment Data				
	Total	Integrated Systems	Aerospace Structures	Precision Components	Product Support	Corporate/ Eliminations
Net Loss	$ (42,952)					
Add-back:						
Income Tax Expense	19,340					
Interest Expense and Other	80,501					
Operating Income (Loss)	$ 56,889	$ 201,294	$ (108,811)	$ 18,322	$ 55,801	$ (109,717)
Loss on divestitures	19,124	—	—	—	—	19,124
Amortization of Acquired Contract Liabilities	(121,004)	(36,760)	(81,805)	(2,439)	—	—
Depreciation and Amortization	443,244	40,332	338,525	53,889	9,037	1,461
Adjusted Earnings (Losses) before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA")	$ 398,253	$ 204,866	$ 147,909	$ 69,772	$ 64,838	$ (89,132)
Net Sales	$ 3,532,799	$ 1,040,805	$ 1,294,865	$ 987,919	$ 338,325	$ (129,115)
Adjusted EBITDA Margin	11.7%	20.4%	12.2%	7.1%	19.2%	n/a

TRIUMPH GROUP, INC. Q4'17 UPDATE // 23

TRIUMPH GROUP, INC. Q4’17 UPDATE // 24 (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Adjusted Earnings before Interest, Taxes, For the Three Months Ended March 31, 2016 Depreciation and Amortization (EBITDA): Segment Data Total Integrated Systems Aerospace Structures Precision Components Product Support Corporate/ Eliminations Net Loss $ (1,083,655) Add-back: Income Tax Benefit (117,616) Interest Expense and Other 18,502 Operating (Loss) Income $ (1,182,769) $ 66,671 $ (1,222,182) $ 1,266 $ (6,537) $ (21,987) Curtailment Gain (4,107) — — — — (4,107) Legal Settlement (gain) charge, net (6,924) (8,494) — 1,570 Amortization of Acquired Contract Liabilities (32,436) (11,269) (20,485) (682) — — Depreciation and Amortization ^ 695,779 11,170 661,032 19,502 3,657 418 Adjusted (Losses) Earnings before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") $ (530,457) $ 58,078 $ (581,635) $ 21,656 $ (2,880) $ (25,676) Net Sales $ 1,057,794 $ 302,802 $ 423,620 $ 280,357 $ 84,745 $ (33,730) Adjusted EBITDA Margin (51.7)% 19.9% (144.3)% 7.7% (3.4)% n/a ^ - Includes Impairment Charges NON-GAAP DISCLOSURE

TRIUMPH GROUP, INC. Q4’17 UPDATE // 25 (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Adjusted Earnings before Interest, Taxes, For the Twelve Months Ended March 31, 2016 Depreciation and Amortization (EBITDA): Segment Data Total Integrated Systems Aerospace Structures Precision Components Product Support Corporate/ Eliminations Net Loss $ (1,047,960) Add-back: Income Tax Benefit (111,187) Interest Expense and Other 68,041 Operating (Loss) Income $ (1,091,106) $ 220,649 $ (1,354,640) $ 75,734 $ 24,977 $ (57,826) Curtailment charge, net (1,244) — — — — (1,244) Legal settlement (gain) charge, net 5,476 (8,494) 10,500 1,570 1,900 — Amortization of Acquired Contract Liabilities (132,363) (41,585) (87,524) (3,254) — — Depreciation and Amortization ^ 1,052,116 42,486 937,877 59,102 11,009 1,642 Adjusted (Losses) Earnings before Interest, Taxes, Depreciation and Amortization ("Adjusted EBITDA") $ (167,121) $ 213,056 $ (493,787) $ 133,152 $ 37,886 $ (57,428) Net Sales $ 3,886,072 $ 1,094,703 $ 1,550,850 $ 1,061,607 $ 311,394 $ (132,482) Adjusted EBITDA Margin (4.5)% 20.2% (33.7)% 12.6% 12.2% n/a ^ - Includes Impairment Charges NON-GAAP DISCLOSURE

NON-GAAP DISCLOSURE

(Continued)

FINANCIAL DATA (UNAUDITED)

TRIUMPH GROUP, INC. AND SUBSIDIARIES

(dollars in thousands)

Non-GAAP Financial Measures Disclosures (continued)

Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs.

	Three Months Ended March 31, 2017		
	Pre-Tax	After-Tax	Diluted EPS
Loss from Continuing Operations - GAAP	$ (140,270)	$ (126,825)	$ (2.57)
Triumph Aerospace Structures - Goodwill impairment	266,298	266,298	5.38
Income from Continuing Operations ex-goodwill impairment	126,028	139,473	$ 2.81
Transformation related costs:			
Restructuring costs (non-cash)	501	461	0.01
Restructuring costs (cash)	13,997	12,882	0.26
Adjusted Income from Continuing Operations - Non-GAAP	$ 140,526	$ 152,816	$ 3.09 *

* Difference due to rounding

	Twelve Months Ended March 31, 2017		
	Pre-Tax	After-Tax	Diluted EPS
Loss from Continuing Operations - GAAP	$ (23,612)	$ (42,952)	$ (0.87)
Triumph Aerospace Structures - Goodwill impairment	266,298	266,298	5.39
Loss on divestitures	19,124	17,980	0.36
Income from Continuing Operations ex-goodwill impairment & divestitures	261,810	241,326	4.88
Transformation related costs:			
Restructuring costs (non-cash)	10,797	9,937	0.20
Restructuring costs (cash)	42,177	38,816	0.79
Other adjustments:			
Triumph Precision Components - Strike related costs	15,701	14,450	0.29
Triumph Precision Components - Inventory write-down	6,089	5,604	0.11
Triumph Aerospace Structures - UAS program	14,200	13,068	0.26
Adjusted Income from Continuing Operations - Non-GAAP	$ 350,774	$ 323,201	$ 6.54 *

* Difference due to rounding

TRIUMPH GROUP, INC. Q4'17 UPDATE // 26

NON-GAAP DISCLOSURE

(Continued)

FINANCIAL DATA (UNAUDITED)

TRIUMPH GROUP, INC. AND SUBSIDIARIES

(dollars in thousands)

Non-GAAP Financial Measures Disclosures (continued)

Adjusted income from continuing operations, before income taxes, adjusted income from continuing operations and adjusted income from continuing operations per diluted share, before non-recurring costs has been provided for consistency and comparability. These measures should not be considered in isolation or as alternatives to income from continuing operations before income taxes, income from continuing operations and income from continuing operations per diluted share presented in accordance with GAAP. The following tables reconcile income from continuing operations before income taxes, income from continuing operations, and income from continuing operations per diluted share, before non-recurring costs.

	Three Months Ended March 31, 2016		
	Pre-Tax	After-Tax	Diluted EPS
Loss from Continuing Operations - GAAP	$ (1,201,271)	$ (1,083,655)	$ (22.01)
Adjustments:			
Triumph Aerospace Structures - Goodwill / Tradename impairment	645,161	596,054	12.08
Triumph Aerospace Structures - Bombardier impairment	399,758	246,428	5.00
Triumph Aerospace Structures - 747-8 forward loss ^	161,400	99,494	2.02
Restructuring charges	75,596	46,601	0.94
Other inventory impairments	34,353	21,177	0.43
Legal settlements, net	(6,924)	(4,268)	(0.09)
Curtailment gain	(4,107)	(2,532)	(0.05)
Valuation allowance	—	146,045	2.96
Adjusted Income from Continuing Operations - Non-GAAP	$ 103,966	$ 65,344	$ 1.32 *

* Difference due to rounding

	Twelve Months Ended March 31, 2016		
	Pre-Tax	After-Tax	Diluted EPS
Loss from Continuing Operations - GAAP	$ (1,159,147)	$ (1,047,960)	$ (21.29)
Adjustments:			
Triumph Aerospace Structures - Goodwill / Tradename impairment	874,361	745,584	15.12
Triumph Aerospace Structures - Bombardier impairment	399,758	246,428	5.00
Triumph Aerospace Structures - 747-8 forward loss ^	161,400	99,494	2.02
Restructuring charges	80,956	49,905	1.01
Other inventory impairments	34,353	21,177	0.43
Legal settlements, net	5,476	3,376	0.07
Curtailment (gain) loss	(1,244)	767	0.02
Valuation allowance	—	146,045	2.96
Adjusted Income from Continuing Operations - Non-GAAP	$ 395,913	$ 264,816	$ 5.37 *

* Difference due to rounding

^FY 16 747-8 forward loss was driven by customer imposed production rate reductions; operational and contractual improvements in FY 17 resulted in partial reversals of this reserve and have not been removed from adjusted earnings in FY 17.

TRIUMPH GROUP, INC. Q4'17 UPDATE // 27

TRIUMPH GROUP, INC. Q4’17 UPDATE // 28 NON-GAAP DISCLOSURE The following table reconciles our Operating income to Adjusted Operating income as noted above: Three Months Ended March 31, Twelve Months Ended March 31, 2017 2016 2017 2016 Operating (Loss) Income - GAAP $ (115,489) $ (1,182,769) $ 56,889 $ (1,091,106) Adjustments: Goodwill & tradename impairments 266,298 645,161 266,298 874,361 Triumph Aerospace Structures - Bombardier impairment — 399,758 — 399,758 Triumph Aerospace Structures - 747-8 forward loss — 161,400 — 161,400 Restructuring costs (non-cash) 501 21,224 10,797 23,724 Restructuring costs (cash) 13,997 54,372 42,177 57,232 Loss on divestitures — — 19,124 — Triumph Precision Components - Strike related costs — — 15,701 — Other inventory impairments — 34,353 20,289 34,353 Legal settlements, net — (6,924) — 5,476 Curtailment gain — (4,107) — (1,244) Adjusted Operating Income - Non-GAAP $ 165,307 $ 122,468 $ 431,275 $ 463,954

TRIUMPH GROUP, INC. Q4’17 UPDATE // 29 NON-GAAP DISCLOSURE (Continued) FINANCIAL DATA (UNAUDITED) TRIUMPH GROUP, INC. AND SUBSIDIARIES (dollars in thousands) Non-GAAP Financial Measures Disclosures (continued) Cash provided by operations has been provided for consistency and comparability. We also use free cash flow available for debt reduction as a key factor in planning for and consideration of strategic acquisitions, stock repurchases and the repayment of debt. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. The following table reconciles cash provided by operations to free cash flow available for debt reduction. We use "Net Debt to Capital" as a measure of financial leverage. The following table sets forth the computation of Net Debt to Capital: Twelve Months Ended March 31, 2017 2016 Cash flow from operations $ 281,319 $ 83,863 Less: Capital expenditures (51,832) (80,047) Sale of assets 16,823 — Sale of businesses 69,364 — Free cash flow $ 315,674 $ 3,816 March 31, March 31, 2017 2016 Calculation of Net Debt Current portion $ 160,630 $ 42,441 Long-term debt 1,035,670 1,374,879 Total debt 1,196,300 1,417,320 Plus: Deferred debt issuance costs 11,752 8,971 Less: Cash (69,633) (20,984) Net debt $ 1,138,419 $ 1,405,307 Calculation of Capital Net debt $ 1,138,419 $ 1,405,307 Stockholders' equity 846,473 934,944 Total capital $ 1,984,892 $ 2,340,251 Percent of net debt to capital 57.4% 60.0%